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                                                                   EXHIBIT 10.27

                       SPLIT-DOLLAR TERMINATION AGREEMENT

         This Agreement is entered into as of January 1, 2003 by and between Matria Healthcare, Inc., a Delaware corporation (the "Company"), and Roberta L. McCaw (the "Executive") as follows:

                              W I T N E S S E T H:

         WHEREAS, effective July 1, 1998, the Company and the Executive entered into a Split-Dollar Life Insurance Agreement (the "Split-Dollar Agreement"), a Collateral Security Agreement (the "Collateral Security Agreement"), and a related letter agreement (the "Letter Agreement") (the Split-Dollar Agreement, the Collateral Security Agreement and the Letter Agreement are hereinafter referred to collectively as the "Split-Dollar Program"); and

         WHEREAS, pursuant to the Split-Dollar Agreement, the Company caused Aetna Life Insurance and Annuity Company or any successor thereto (the "Insurance Company") to issue and deliver to the Executive Policy Number I0003335 (the "Policy") on the life of the Executive; and

         WHEREAS, because of recent legislation, proposed Internal Revenue Service ("IRS") regulations and other economic factors, the Board of Directors of the Company has directed that the Split-Dollar Program be terminated; and

         WHEREAS, the Executive has agreed to the termination of the Split-Dollar Program on the terms and conditions set forth below:

         NOW, THEREFORE, in consideration of the facts set forth above and the various promises and covenants set forth below, the parties to this Agreement agree as follows:

         1. TERMINATION. The Executive agrees that, pursuant to the terms and conditions set forth herein, the Split-Dollar Program, and any and all covenants and agreements of the parties included therein, are hereby terminated in all respects.

         2. TRANSFER OF POLICY. The Executive, as owner of the Policy, agrees to execute such forms and take such steps as are reasonably requested by the Company to transfer sole ownership of the Policy into the name of the Company. The Executive by this Agreement does release and forever discharge the Company and its successors and assigns of and from any obligation or liability of any kind arising from or relating to all prior transactions, relationships and dealings relating to or under the terms of the Split-Dollar Program, including, without limitation, the Company's obligations to pay premiums under the Split-Dollar Agreement and to pay additional premiums under the Letter Agreement; provided, however, that the Executive does not release any of the Company's obligations under this Agreement or the SERP (as hereinafter defined).

         3. RELEASE OF EXECUTIVE'S OBLIGATIONS. The Company by this Agreement does release and forever discharge the Executive and his or her heirs, executors, administrators,

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successors and assigns of and from any obligation or liability of any kind arising from or relating to all prior transactions, relationships and dealings relating to or under the terms of the Split-Dollar Program.

         4.       ESTABLISHMENT OF SERP AND TRUST.

                  Simultaneously with the execution of this Agreement, the Company will execute and deliver to the Executive a supplemental executive retirement agreement (the "SERP"), in the form and substance of the attached Exhibit A. The Company will establish a rabbi trust (the "Trust"), in the form and substance of the attached Exhibit B, for the benefit of the Executive on or before January 29, 2003.

         5. AUTHORIZATION. The Company represents and warrants that this Agreement has been duly authorized by all necessary corporate action and constitutes a valid and legally binding obligation of the Company in accordance with its terms.

         6.       MISCELLANEOUS.

                  (a) Notices. All notices and other communications under this Agreement shall be in writing and shall be given by facsimile followed by first-class mail, or by certified or registered mail with return receipt requested, and shall be deemed to have been duly given three (3) days after certified or registered mailing or twelve (12) hours after transmission of a facsimile to the respective persons named below:

                  If to the Company:                 Chief Executive Officer
                                                     Matria Healthcare, Inc.
                                                     1850 Parkway Place
                                                     Marietta, Georgia 30067
                                                     Phone: (770) 767-4510
                                                     Fax No.: (770) 767-4530

                  With a copy to:                           General Counsel
                                                     Matria Healthcare, Inc.
                                                     1850 Parkway Place
                                                     Marietta, Georgia 30067
                                                     Phone: (770) 767-8332
                                                     Fax No.: (770) 767-7769

                  If to Executive:                         Roberta L. McCaw
                                                     810 Millsbee Drive
                                                     Roswell, Georgia 30075
                                                     Phone: (770) 643-9874
                                                     Fax No.: (770) 594-8374

         Any party my change such party's address for notices by notice duly given pursuant to this Section 6.

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                  (b)      Headings. The Section headings herein are intended
         for reference and shall not by themselves determine the construction or interpretation of this Agreement.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

                  (d) No Admissions. This Agreement is not and shall not be construed as evidence of or an admission by the parties hereto of any liability on either of their parts, nor shall it be deemed as an admission of, or construed as evidence of the truth of any of the allegations made by either of the parties hereto.

                  (e) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Agreement may not be assigned by any party hereto without the prior written consent of the other party or parties.

                  (f) Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the matters contained herein, and this Agreement contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof and the transactions contemplated herein.

                  (g) Further Assurances. The parties to this Agreement agree to execute and deliver in a timely fashion any and all additional documents to effectuate the purposes of this Agreement.

                  (h)      Counterparts. This Agreement may be executed in one
         (1) or more counterparts which, taken together, shall constitute one and the same Agreement.

                  (i) Fax Signature. This Agreement may be executed via facsimile, and facsimile signature pages shall be deemed to be binding and as effective as delivery of original signature pages.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          ______________________________
                                                 Roberta L. McCaw

                                          MATRIA HEALTHCARE, INC.

                                          By: ________________________________
                                          Title: _______________________________

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                                    EXHIBIT A

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

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                                    EXHIBIT B

                                      TRUST